1 AMENDED AND RESTATED AIRCRAFT TIME SHARING AGREEMENT THIS AMENDED AND RESTATED AIRCRAFT TIME SHARING AGREEMENT (this “Agreement”) is entered into as of November 17, 2023 by and between Danaher Corporation (“Owner”), a Delaware corporation, with principal offices at 2200 Pennsylvania Avenue, NW, Suite 800W, Washington, DC 20037 and Rainer M. Blair (“Lessee”), and replaces that certain Aircraft Time Sharing Agreement dated as of August 3, 2020 between the parties. BACKGROUND: A. Owner owns or leases and operates certain civil aircraft identified on Exhibit A to this Agreement (collectively, the “Aircraft” and, individually, an “Aircraft”); B. Owner employs fully qualified flight crews to operate the Aircraft; and C. From time to time, Lessee may desire to lease the Aircraft with a flight crew from Owner for Lessee’s personal travel at Lessee’s discretion on a non-exclusive time sharing basis as defined in Section 91.501(c)(1) of the Federal Aviation Regulations (“FAR”). NOW, THEREFORE, Owner and Lessee agree as follows: 1. This Agreement shall govern personal use of the Aircraft by Lessee or by family members or guests of Lessee as and to the extent set forth in such policy or policies as the Board of Directors of Owner, or the Compensation Committee thereof, shall adopt from time to time. Subject to the terms and conditions of this Agreement, Owner agrees to lease, from time to time on a non-exclusive and non-continuous basis, the Aircraft to Lessee for Lessee’s personal travel at Lessee’s discretion pursuant to the provisions of FAR Sections 91.501(b)(6), 91.501(c)(1) and 91.501(d) and to provide a fully qualified flight crew for all operations for flights scheduled in accordance with the terms of this Agreement during the period commencing on the date of this Agreement and terminating on the earlier of (a) the termination of this Agreement by consent of Owner and Lessee, (b) the date of Lessee’s termination of employment with Owner and (c) the date of Lessee’s death. Owner shall have the right to add or substitute aircraft of similar type, quality, and equipment, and to remove aircraft from the fleet, from time to time during the term of this Agreement. Owner shall send Lessee a revised Exhibit A upon each such change in the Aircraft. 2. For each flight conducted under this Agreement, Lessee shall pay Owner no more than the actual, incremental cost to the Owner of such flight but only to the extent authorized by FAR Section 91.501(d) as in effect from time to time. As of the effective date of this Agreement, such payment from Lessee to Owner for any specific flight shall not exceed: (a) fuel, oil, lubricants and other additives; (b) travel expenses of the crew, including food, lodging and ground transportation; (c) hangar and tie down costs away from the Aircraft’s base of operation; (d) insurance obtained for the specific flight; (e) landing fees, airport taxes and similar assessments; (f) customs, foreign permit and similar fees directly related to the flight; (g) in-flight food and beverages; (h) passenger ground transportation; Exhibit 10.25

2 (i) flight planning and weather contract services; and (j) an additional charge equal to one hundred percent (100%) of the expenses listed in clause (a) above. 3. Owner will pay all expenses related to the operation of each Aircraft when incurred and will provide quarterly invoices to Lessee for the expenses enumerated in Section 2 above. The Owner and Lessee acknowledge that, with the exception of the expenses for in-flight food and beverages and passenger ground transportation, the payment of these expenses are subject to the federal excise tax imposed under Section 4261 of the Internal Revenue Code. Lessee shall reimburse Owner for the expenses authorized by FAR Section 91.501(d) plus applicable federal excise taxes within thirty (30) calendar days after receipt of the related invoice. Owner agrees to collect and remit to the Internal Revenue Service for the benefit of Lessee all such federal excise taxes. 4. In the event that Lessee desires to use the Aircraft pursuant to this Agreement, Lessee will so notify Owner and will provide Owner with requests for flight time and proposed flight schedules as far as possible in advance of any given flight. Requests for flight time shall be in a form, whether oral or written, mutually convenient to and agreed upon by Owner and Lessee. In addition to proposed schedules and flight times, Lessee shall provide at least the following information for each proposed flight at some time prior to scheduled departure as required by Owner or Owner's flight crew: (a) departure point; (b) destinations; (c) date and time of flight; (d) the identity of each anticipated passenger; (e) the nature and extent of luggage or cargo to be carried; (f) the date and time of a return flight, if any; and (g) any other information concerning the proposed flight that may be pertinent or required by Owner or Owner's flight crew. 5. Owner shall have sole and exclusive authority over the scheduling of the Aircraft, including which Aircraft is used for any particular flight. Lessee’s use of the Aircraft shall be on a non-exclusive and non-continuous basis and as needed and as available. Owner shall have the right to cancel Lessee’s proposed use of the Aircraft by telephonic or other notice to Lessee at any time prior to the departure of the Aircraft. Owner retains the right, during the Term, (a) to use and operate the Aircraft under FAR Part 91 and (b) to the extent permitted by the FARs, to lease and/or furnish (under separate time sharing or interchange agreements) the Aircraft to one or more third parties who may also use and/or operate the Aircraft under FAR Part 91. 6. Owner shall be solely responsible for securing maintenance, preventive maintenance, and required or otherwise necessary inspections on the Aircraft and shall take such requirements into account in scheduling flights of the various Aircraft. No period of maintenance, preventive maintenance, or inspection shall be delayed or postponed for the purpose of scheduling the Aircraft, unless such maintenance or inspection can be safely conducted at a later time in compliance with all applicable laws and regulations, and within the sound discretion of the pilot-in-command. The pilot-in-command shall have final and complete authority to cancel any flight for any reason or condition that in his or her judgment would compromise the safety of the flight. 7. Owner shall be responsible for the physical and technical operation of the Aircraft and the safe performance of all flights and shall retain full authority and control, including exclusive operational control, and possession of the Aircraft at all times during the term of this Agreement. Without limiting the generality of the foregoing, Owner shall exercise exclusive authority over initiating, conducting or terminating any flight undertaken

3 under this Agreement. Owner shall employ, pay for, and provide to Lessee a qualified flight crew for each flight undertaken under this Agreement. In accordance with applicable FAR, the qualified flight crew provided by Owner will exercise all required and/or appropriate duties and responsibilities with respect to the safety of each flight conducted under this Agreement. The pilot-in-command shall have absolute discretion in all matters concerning the preparation of the Aircraft for flight and the flight itself, the load carried and its distribution, the decision whether or not a flight shall be undertaken, the route to be flown, the place where landings shall be made and all other matters relating to operation of the Aircraft. Lessee specifically agrees that the flight crew shall have final and complete authority to delay or cancel any flight for any reason or condition which, in the sole judgment of the pilot-in-command, could compromise the safety of the flight and to take any other action which, in the sole judgment of the pilot in command, is necessitated by considerations of safety. Without limiting the generality of Section 8, no such action of the pilot-in-command shall create or support any liability for loss, injury, damage, or delay to Lessee or any other person. 8. The Owner and Lessee agree that Owner shall not be liable to Lessee or any other person for loss, injury, or damage occasioned by the delay or failure to furnish the Aircraft and crew pursuant to this Agreement for any reason. 9. The risk of loss during the period when any Aircraft is operated on behalf of Lessee under this Agreement shall remain with Owner, and Owner will retain all rights and benefits with respect to the proceeds payable under policies of hull insurance maintained by Owner that may be payable as a result of any incident or occurrence while an Aircraft is being operated on behalf of Lessee under this Agreement. Lessee shall be named as an additional insured on aviation liability insurance policies maintained by Owner on the Aircraft with respect to flights conducted pursuant to this Agreement. The liability insurance policies on which Lessee is named an additional insured shall provide that as to Lessee coverage shall not be invalidated or adversely affected by any action or inaction, omission or misrepresentation by Owner or any other person (other than Lessee). Any insurance policies maintained by Owner on any Aircraft used by Lessee under this Agreement shall include a waiver of any rights of subrogation of the insurers against Lessee and shall be primary without any right of contribution from any other insurance available to any other insureds or additional insureds. 10. A copy of this Agreement shall be carried in the Aircraft and available for review upon the request of the FAA on all flights conducted pursuant to this Agreement. 11. Lessee represents, warrants and covenants to Owner that: (a) he will use each Aircraft for and on his own account only and will not use any Aircraft for the purposes of providing transportation of passengers or cargo in air commerce for compensation or hire; (b) he shall refrain from incurring any mechanics or other lien in connection with inspection, preventative maintenance, maintenance or storage of the Aircraft, whether permissible or impermissible under this Agreement, and he shall not attempt to convey, mortgage, assign, lease or any way alienate the Aircraft or create any kind of lien or security interest involving the Aircraft or do anything or take any action that might mature into such a lien; (c) during the term of this Agreement, he will abide by and conform to all such laws, governmental, and airport orders, rules, and regulations as shall from time to time be in effect relating in any way to the operation and use of the Aircraft by a time-sharing lessee. 12. For purposes of this Agreement, the permanent base of operation of the Aircraft shall be , unless changed by Owner, in which event Owner shall notify Lessee of the new permanent base of operation of the Aircraft. 13. Owner and Lessee agree that the insurance specified in Section 9 shall provide the sole recourse to Lessee, his family members or guests on the Aircraft, their personal representatives and any person claiming by, through, or under them (collectively, the “Lessee Parties”) for all claims, losses, liabilities, obligations, demands, suits, judgments or causes of action, penalties, fines, costs and expenses of any nature whatsoever, including

4 attorneys’ fees and expenses (each, a “Claim” and collectively, the “Claims”) for or on account of, or arising out of, or in any way connected with Owner’s breach of this Agreement or possession, maintenance, storage, use or operation of the Aircraft, including injury to or death of any persons, which may result from, arise out of, or is in any way connected with the possession, maintenance, storage, use or operation of the Aircraft during the term of this Agreement. WITHOUT LIMITING THE FOREGOING, IN NO EVENT SHALL OWNER OR ANY OF ITS AFFILIATES OR THEIR RESPECTIVE DIRECTORS, OFFICERS, MEMBERS, MANAGERS, EMPLOYEES OR AGENTS BE LIABLE TO ANY OF THE LESSEE PARTIES OR ANY OTHER THIRD PARTIES, AS THE CASE MAY BE, FOR (i) ANY CLAIMS IN EXCESS OF THE AMOUNT PAID TO ANY OF THE LESSEE PARTIES OR ANY OTHER THIRD PARTIES, AS APPLICABLE, BY OWNER’S INSURANCE CARRIER, OR (ii) ANY INDIRECT, SPECIAL, CONSEQUENTIAL AND/OR PUNITIVE DAMAGES OF ANY KIND OR NATURE UNDER ANY CIRCUMSTANCES OR FOR ANY REASON INCLUDING ANY DELAY OR FAILURE TO FURNISH ANY OF THE AIRCRAFT OR CAUSED OR OCCASIONED BY THE PERFORMANCE OR NON-PERFORMANCE OF ANY SERVICES COVERED BY THIS AGREEMENT. 14. Neither this Agreement nor any party’s interest in this Agreement shall be assignable to any other person or entity. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and personal representatives. Nothing in this Agreement, express or implied, is intended to confer on any person or entity, other than the parties and their respective successors and personal representatives, any rights, remedies, benefits, obligations or liabilities hereunder, except as specifically provided herein or otherwise specifically agreed to in writing by the parties. 15. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the conflicts of law rules thereof). 16. This Agreement constitutes the entire understanding between Owner and Lessee with respect to its subject matter, and there are no representations, warranties, conditions, covenants, or agreements other than as set forth expressly herein. Any amendments, waivers or modifications of or to this Agreement shall be in writing and signed by authorized representatives of both parties. This Agreement may be executed in counterparts, which shall, singly or in the aggregate, constitute a fully executed and binding agreement. 17. Any notice, request, or other communication to any party by the other party under this Agreement shall be conveyed in writing and shall be deemed given on the earlier of the date (i) notice is personally delivered with receipt acknowledged, (ii) an email notice is transmitted, or (iii) three (3) calendar days after notice is mailed by certified mail, return receipt requested, postage paid, and addressed to the party at the address set forth below. The address of a party to which notices or copies of notice are to be given may be changed from time to time by such party by written notice to the other party. If to Owner: Danaher Corporation 2200 Pennsylvania Avenue, NW Suite 800W Washington, DC 20037 Attention: General Counsel Email: If to Lessee: Rainer M. Blair Danaher Corporation 2200 Pennsylvania Avenue, NW Suite 800W Washington, DC 20037 Email: 18. If any one or more of the provisions of the Agreement shall be held invalid, illegal, or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and the invalid, illegal, or unenforceable provision

5 shall be replaced by a mutually acceptable provision, which, being valid, legal, and enforceable, comes closest to the intention of the parties underlying the invalid, illegal, or unenforceable provision. To the extent permitted by applicable law, the parties hereby waive any provision of law, which renders any provision of this Agreement prohibited or unenforceable in any respect. The failure or delay on the part of any party hereto to insist upon or enforce strict performance of any provision of this Agreement by any other party hereto, or to exercise any right, power or remedy under this Agreement, shall not be deemed or construed as a waiver thereof. A waiver by any party hereto of any provision of this Agreement or of any breach thereof shall not be deemed or construed as a general waiver thereof or of any other provision or rights thereunder. 19. THE AIRCRAFT SHALL BE LEASED TO LESSEE HEREUNDER IN AN “AS IS, WHERE IS” CONDITION. NEITHER OWNER (NOR ITS AFFILIATES) MAKES, HAS MADE OR SHALL BE DEEMED TO MAKE OR HAVE MADE, AND OWNER (FOR ITSELF AND ITS AFFILIATES) HEREBY DISCLAIMS, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO ANY AIRCRAFT TO BE USED HEREUNDER OR ANY ENGINE OR COMPONENT THEREOF INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, AIRWORTHINESS, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT OR TITLE. 20. The limitations of liability, disclaimers and exculpations set forth in this Agreement shall survive the termination of this Agreement, whether by its terms, by operation of law or otherwise. 21. With respect to the Truth in leasing requirements of FAR Section 91.23: (a) Owner will provide a copy of this Agreement to the Federal Aviation Administration, Aircraft Registration Branch, Technical Section, in Oklahoma City, Oklahoma within twenty-four hours of its execution. In addition, Owner will notify the FAA flight standards district office nearest the airport where the first flight under this Agreement will originate at least forty-eight (48) hours before takeoff of such flight, informing the FAA of (i) the location of the airport of departure; (ii) the departure time; and (iii) the registration number of the aircraft involved; (b) Truth in leasing statement under FAR Section 91.23: (i) OWNER HEREBY CERTIFIES THAT EACH AIRCRAFT HAS BEEN INSPECTED AND MAINTAINED WITHIN THE TWELVE (12) MONTH PERIOD PRECEDING THE EXECUTION OF THIS AGREEMENT, EXCEPT TO THE EXTENT THE AIRCRAFT IS LESS THAN TWELVE (12) MONTHS OLD, IN ACCORDANCE WITH THE PROVISIONS OF FAR PART 91. EACH OF OWNER AND LESSEE CERTIFIES THAT THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED IN COMPLIANCE WITH THE APPLICABLE MAINTENANCE AND INSPECTION REQUIREMENTS OF FAR PART 91 FOR ALL OPERATIONS TO BE CONDUCTED DURING THE TERM OF THIS AGREEMENT. (ii) OWNER, WHOSE NAME AND ADDRESS ARE SET FORTH ABOVE, SHALL BE SOLELY RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT DURING THE TERM OF THIS AGREEMENT. (iii) EACH OF OWNER AND LESSEE CERTIFIES THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS. (iv) AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FARS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE, GENERAL AVIATION DISTRICT OFFICE, OR AIR CARRIER DISTRICT OFFICE. [SIGNATURES ON FOLLOWING PAGE]

7 Exhibit A United States Registration Number Aircraft Type Manufacturer’s Serial Number